UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2006

The Toro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8111 Lyndale Avenue South, Bloomington, Minnesota		55420
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-888-8801

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

After 38 years with Toro, Randy B. James, Toro's Vice President, Controller, has announced that he will retire, effective April 14, 2006.
Effective February 1, 2006, Toro has appointed Blake M. Grams as Managing Director, Corporate Controller (Toro’s principal accounting officer). From February 1 to April 14, 2006, Mr. James will remain with Toro for the purpose of mentoring Mr. Grams.
In the eight years prior to his promotion, Mr. Grams, 38, has held several finance positions with Toro, including Director, Corporate Finance since November 1, 2003, Sr. Corporate Financial Manager from July 28, 2002 to November 1, 2003 and Sr. Manager Financial Accounting and Planning from November 1, 2000 to July 28, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Toro Company

January 10, 2006	By:	J. Lawrence McIntyre

Name: J. Lawrence McIntyre
Title: Vice President, Secretary and General Counsel